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                                                                  Exhibit 23.1






                        CONSENT OF INDEPENDENT AUDITORS





The Board of Directors
Central Fidelity Banks, Inc.:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Accountants" in the prospectus.


/s/ KPMG Peat Marwick LLP

Richmond, Virginia
June 10, 1997